UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 19, 2021 (October 18, 2021)

THE PARKING REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

000-55760	47-3945882
(Commission File Number)	(IRS Employer Identification No.)

250 E. 5th Street, Suite 2110, Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)

(513) 834-5110

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   [ ]

Item 4.01.  Changes in Registrant’s Certifying Accountant.

On October 18, 2021, the Audit Committee, or the Committee, of Board of Directors of The Parking REIT, Inc. (the “Company”) approved the engagement of Deloitte & Touche LLP (“Deloitte”), as its independent registered public accounting firm, effective immediately.  During the years ended December 31, 2019, December 31, 2020 and the subsequent interim period through October 18, 2021, the Company did not, nor did anyone on its behalf, consult with Deloitte with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and no written report or oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Contemporaneous with the Committee’s determination to engage Deloitte, the Committee dismissed RBSM LLP (“RBSM”), as the Company’s independent registered public accounting firm, effective immediately.  The reports of RBSM on the Company’s financial statements for each of the two years ended December 31, 2019, and December 31, 2020, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  In connection with the audits of the Company’s financial statements for the years ended December 31, 2019 and December 31, 2020, and during the subsequent interim period through October 18, 2021, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of RBSM would have caused RBSM to make reference to the subject matter of the disagreement in their report.  During the years ended December 31, 2019 and December 31, 2020 and the subsequent interim period through October 18, 2021, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided RBSM with a copy of the disclosures contained in this Current Report on Form 8-K and requested that RBSM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained herein.  A copy of RBSM’s letter, dated October 19, 2021, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter of RBSM LLP, dated October 19, 2021, to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PARKING REIT, INC.

By:	/s/ J. Kevin Bland
Name:	J. Kevin Bland
Title:	Chief Financial Officer and Treasurer

Dated:  October 19, 2021